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                                                                    Exhibit 10.8


                                 FIRST AMENDMENT
                                       TO
                               FINANCING AGREEMENT

         FIRST AMENDMENT, dated as of July 13, 2000 (this "Amendment"), to the Financing Agreement, dated as of June 30, 2000 (the "Original Agreement"), among THE PATHWAYS GROUP, INC., a Delaware corporation (the "Company"), CAREY F. DALY, II ("Daly"), JOLSON MERCHANT PARTNERS GROUP LLC, a Delaware limited liability company ("Jolson"), and HARVEST OPPORTUNITY PARTNERS, LP, a Delaware limited liability partnership ("Harvest"; Harvest and Jolson are collectively referred to herein as the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to issue and sell to the Lender senior secured promissory notes of the Company, and the Lender is willing to purchase such senior secured promissory notes, pursuant to the Original Agreement, subject to the amendments set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and of the mutual representations and covenants contained herein, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein shall have the same respective meanings set forth in the Original Agreement.

         2. AMENDMENT TO THE ORIGINAL AGREEMENT. The Original Agreement is hereby amended as follows:

              A. Section 5.1(b) is hereby deleted and the following is hereby substituted therefor:

              "(b) each Warrant shall be exercisable to purchase one share of Common Stock at a price equal to $0.65 per share;"

              B. The form of the Warrant as attached to the Original Agreement shall be amended to reflect Section 5.1(b) as amended by this Amendment.

              C. The parties hereby agree that the Initial Warrant, originally issued on the Closing Date, shall be amended to reflect Section 5.1(b) as amended by this Amendment.

              D.   The 1999 Warrants shall be repriced in accordance with
         Section 5.1(b) as amended by this Amendment.


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         3.   FUNDING UNDER THE LINE OF CREDIT. Upon execution of this
Amendment, the Lender agrees to purchase a Line of Credit Note in the principal amount of $500,000 on July 14, 2000. The Lender shall purchase such Line of Credit Note by wire transfer of immediately available funds to the Company's account on July 14, 2000.

         4. NO OTHER MODIFICATIONS. Except as otherwise provided herein, the Original Agreement shall continue in full force and effect as of the date hereof.

         5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                  THE PATHWAYS GROUP, INC.

                                  By /s/ Carey F. Daly, II
                                     -------------------------------
                                  Carey F. Daly, II, President

                                  /s/ Carey F. Daly, II
                                  ----------------------------------
                                  Carey F. Daly, II

                                  JOLSON MERCHANT PARTNERS GROUP LLC

                                  /s/ Joseph A. Jolson
                                  ----------------------------------
                                  Joseph A. Jolson, Managing Member

                                  HARVEST OPPORTUNITY PARTNERS L.P.

                                    By JMP Asset Management Group, LLC,
                                    General Partner

                                      By /s/ Joseph A. Jolson
                                      ---------------------------------
                                      Joseph A. Jolson, Managing Member